UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 17, 2020

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WAT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 17, 2020, Waters Corporation (the “Company”) announced the planned departure of Christopher J. O’Connell, President and Chief Executive Officer, effective as of the Company’s appointment of a successor. Mr. O’Connell will also resign from the Board of Directors of the Company at such time. Following his resignation as President and Chief Executive Officer, Mr. O’Connell will continue to be employed by the Company as a Senior Advisor until December 31, 2020.

Separation Agreement

Mr. O’Connell has entered into a Transition and Separation Agreement with the Company dated June 17, 2020 (the “Separation Agreement”). Consistent with Mr. O’Connell’s offer letter, the Separation Agreement provides for cash severance in the amount of $4,252,500, payable over a two year period following Mr. O’Connell’s termination of employment, a bonus for calendar year 2020 based on the Company’s performance and payable at the same time as annual bonuses are payable to other employees, plus a lump sum payment in an amount equal to the premiums the Company would have paid for Mr. O’Connell’s life, accident, health and dental insurance plans over the two-year period following December 31, 2020. In addition, the vested portion of Mr. O’Connell’s stock option grants issued in 2017 and 2018 will remain outstanding and exercisable for the one-year period following Mr. O’Connell’s termination of employment. Consistent with his offer letter, Mr. O’Connell’s noncompetition and non-solicitation obligations will remain in effect for two years following his termination of employment.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 27, 2020.

Item 7.01	Regulation FD Disclosures

On June 17, 2020, the Company issued a press release announcing the CEO succession as described above. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Waters Corporation press release, dated June 17, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: June 17, 2020	By:	/s/ SHERRY L. BUCK
	Name:	Sherry L. Buck
	Title:	Senior Vice President and
Chief Financial Officer